Oppenheimer Insured Tax-Exempt Fund
Exhibit 24(b)(16) to Form N-1A
Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares
  11/28/86             0.0501779         0.0000                 16.080
  12/31/86             0.0893333         0.0000                 15.890
  01/30/87             0.0920672         0.0000                 16.060
  02/27/87             0.0905788         0.0000                 16.160
  03/31/87             0.0846170         0.0000                 15.670
  04/30/87             0.0872447         0.0000                 14.620
  05/29/87             0.0849428         0.0000                 14.050
  06/30/87             0.0845500         0.0000                 14.430
  07/31/87             0.0875104         0.0000                 14.540
  08/31/87             0.0835667         0.0000                 14.550
  09/30/87             0.0887026         0.0000                 13.790
  10/30/87             0.0890745         0.0000                 14.170
  11/30/87             0.0851601         0.0000                 14.270
  12/31/87             0.0984613         0.0000                 14.430
  01/29/88             0.0794686         0.0000                 14.920
  02/29/88             0.0895963         0.0000                 14.880
  03/31/88             0.0959605         0.0000                 14.630
  04/29/88             0.0822646         0.0000                 14.640
  05/31/88             0.0870887         0.0000                 14.550
  06/30/88             0.0895523         0.0000                 14.670
  07/29/88             0.0901535         0.0000                 14.780
  08/31/88             0.0897021         0.0000                 14.730
  09/30/88             0.0909456         0.0000                 14.960
  10/31/88             0.0890588         0.0000                 15.180
  11/30/88             0.0908232         0.0000                 14.940
  12/30/88             0.0972995         0.0000                 15.110
  01/31/89             0.0865811         0.0000                 15.420
  02/28/89             0.0914532         0.0000                 15.160
  03/31/89             0.0923004         0.0000                 15.040
  04/28/89             0.0793234         0.0000                 15.330
  05/31/89             0.0877918         0.0000                 15.570
  06/30/89             0.0896521         0.0000                 15.660
  07/31/89             0.0815859         0.0000                 15.720
  08/31/89             0.0861091         0.0000                 15.460
  09/29/89             0.0876520         0.0000                 15.270
  10/31/89             0.0871074         0.0000                 15.490
  11/30/89             0.0868449         0.0000                 15.640
  12/29/89             0.0868436         0.0000                 15.670
  01/31/90             0.0862856         0.0000                 15.340
  02/28/90             0.0610532         0.0000                 15.470
  03/31/90             0.0788984         0.0000                 15.360
  04/30/90             0.0817808         0.0000                 15.150
  05/31/90             0.0845063         0.0000                 15.440
  06/29/90             0.0845062         0.0000                 15.520
  07/31/90             0.0817800         0.0000                 15.670

  08/31/90             0.0926840         0.0000                 15.200
  09/28/90             0.0736020         0.0000                 15.160
  10/31/90             0.0845060         0.0000                 15.310
  11/30/90             0.0872325         0.0000                 15.600
  12/31/90             0.0790544         0.0000                 15.620



Oppenheimer Insured Tax-Exempt Fund
Page 2


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares (Continued)
  01/31/91             0.0845068         0.0000                 15.740
  02/28/91             0.0671335         0.0000                 15.780
  03/28/91             0.0700821         0.0000                 15.690
  04/30/91             0.0702619         0.0000                 15.850
  05/31/91             0.0812968         0.0000                 15.940
  06/28/91             0.0701301         0.0000                 15.780
  07/31/91             0.0756962         0.0000                 15.940
  08/30/91             0.0800203         0.0000                 16.030
  09/30/91             0.0735267         0.0000                 16.170
  10/31/91             0.0806884         0.0000                 16.220
  11/29/91             0.0751556         0.0000                 16.170
  12/31/91             0.0533056         0.0280998              16.440
  01/31/92             0.0815100         0.0000                 16.380
  02/28/92             0.0705000         0.0000                 16.260
  03/31/92             0.0755370         0.0000                 16.190
  04/30/92             0.0740000         0.0000                 16.310
  05/29/92             0.0764770         0.0000                 16.420
  06/30/92             0.0740100         0.0000                 16.630
  07/31/92             0.0878430         0.0000                 17.310
  08/31/92             0.0793150         0.0000                 16.970
  09/30/92             0.0820500         0.0000                 16.920
  10/30/92             0.0875200         0.0000                 16.590
  11/30/92             0.0793150         0.0000                 16.870
  12/31/92             0.0847850         0.179615               16.830
  01/29/93             0.0847850         0.0000                 16.950
  02/26/93             0.0765800         0.0000                 17.410
  03/31/93             0.0847850         0.0000                 17.250
  04/30/93             0.0875200         0.0000                 17.320
  05/28/93             0.0793150         0.0000                 17.350
  07/09/93             0.0814000         0.0000                 17.670
  08/10/93             0.0814000         0.0000                 17.670
  09/10/93             0.0814010         0.0000                 18.120
  10/08/93             0.0814000         0.0000                 18.120
  11/10/93             0.0783267         0.0000                 17.780
  12/10/93             0.0758000         0.0762789              17.900
  01/10/94             0.0758000         0.0000                 17.940
  02/10/94             0.0758000         0.0000                 17.900
  03/10/94             0.0719000         0.0000                 17.020
  04/08/94             0.0719000         0.0000                 16.390
  05/10/94             0.0719000         0.0000                 16.300
  06/10/94             0.0719000         0.0000                 16.840
  07/08/94             0.0719000         0.0000                 16.240
  08/10/94             0.0719000         0.0000                 16.410
  09/09/94             0.0719000         0.0000                 16.400
  10/10/94             0.0719000         0.0000                 16.010
  11/10/94             0.0743000         0.0000                 15.270
  12/09/94             0.0743000         0.0000                 15.480
  01/10/95             0.0743000         0.0000                 15.690
  02/10/95             0.0743000         0.0000                 16.270
  03/10/95             0.0743000         0.0000                 16.400
  04/10/95             0.0743000         0.0000                 16.600
  05/10/95             0.0743000         0.0000                 16.750
  06/09/95             0.0743000         0.0000                 16.940
  07/10/95             0.0743000         0.0011                 16.870
  08/10/95             0.0743000         0.0000                 16.630
  09/08/95             0.0743000         0.0000                 16.870



Oppenheimer Insured Tax-Exempt Fund
Page 3


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class B Shares
  05/28/93             0.0606743         0.0000                 17.360
  07/09/93             0.0579357         0.0000                 17.690
  08/10/93             0.0687847         0.0000                 17.680
  09/10/93             0.0677318         0.0000                 18.130
  10/08/93             0.0690309         0.0000                 18.130
  11/10/93             0.0663926         0.0000                 17.790
  12/10/93             0.0624779         0.0762789              17.910
  01/10/94             0.0646291         0.0000                 17.950
  02/10/94             0.0635708         0.0000                 17.910
  03/10/94             0.0610797         0.0000                 17.030
  04/08/94             0.0607941         0.0000                 16.400
  05/10/94             0.0612682         0.0000                 16.320
  06/10/94             0.0604760         0.0000                 16.850
  07/08/94             0.0623304         0.0000                 16.250
  08/10/94             0.0613031         0.0000                 16.420
  09/09/94             0.0609783         0.0000                 16.410
  10/10/94             0.0620894         0.0000                 16.020
  11/10/94             0.0642096         0.0000                 15.280
  12/09/94             0.0645888         0.0000                 15.490
  01/10/95             0.0647757         0.0000                 15.700
  02/10/95             0.0633166         0.0000                 16.280
  03/10/95             0.0648374         0.0000                 16.410
  04/10/95             0.0643916         0.0000                 16.610
  05/10/95             0.0639309         0.0000                 16.760
  06/09/95             0.0632081         0.0000                 16.950
  07/10/95             0.0644248         0.0011                 16.880
  08/10/95             0.0634731         0.0000                 16.640
  09/08/95             0.0636723         0.0000                 16.880

Class C Shares
  09/08/95             0.0265212         0.0000                 16.870



Oppenheimer Insured Tax-Exempt Fund
Page 4


 1. Average Annual Total Returns for the Periods Ended 09/30/95:

   The formula for calculating average annual total return is as follows:

          1                    ERV n
   --------------- = n        (---) - 1 = average annual total return
   number of years              P

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000


Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

  One Year                      Five Year

  $1,050.60 1                  $1,418.41 .2
 (---------)  - 1 = 5.06%      (---------)   - 1 = 7.24%
    $1,000                        $1,000


  Inception

  $1,755.02 .1125
 (---------)  - 1 = 6.53%
    $1,000


Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 3.00% for the inception year:

  One Year                        Inception

  $1,044.67 1                    $1,059.94 .4152
 (---------)  - 1 = 4.47%        (---------)   - 1 = 2.45%
    $1,000                          $1,000


Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 1.00%:

  Inception

  $1,003.02 11.6100
 (---------)  - 1 = 3.56%
    $1,000



Oppenheimer Insured Tax-Exempt Fund
Page 5


1. Average Annual Total Returns for the Periods Ended 09/30/95 (Continued):

Examples at NAV:

Class A Shares

  One Year                      Five Year

  $1,102.93 1                  $1,489.21 .2
 (---------)  - 1 = 10.29%     (---------)   - 1 = 8.29%
    $1,000                        $1,000


  Inception

  $1,842.53 .1125
 (---------)  - 1 =  7.12%
    $1,000


Class B Shares

  One Year                      Inception

  $1,094.68 1                  $1,089.14 .4152
 (---------)  - 1 =  9.47%     (---------)   - 1 = 3.61%
    $1,000                        $1,000


Class C Shares

  Inception

  $1,013.02 11.6100
 (---------)  - 1 = 16.21%
    $1,000



2.  Cumulative Total Returns for the Periods Ended 09/30/95:

    The formula for calculating cumulative total return is as follows:

       (ERV - P) / P  =  Cumulative Total Return

Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

    One Year                             Five Year

    $1,050.60 - $1,000                   $1,418.41 - $1,000
    ------------------  =  5.06%         ------------------  = 41.84%
          $1,000                              $1,000

    Inception

    $1,755.02 - $1,000
    ------------------  = 75.50%
          $1,000



Oppenheimer Insured Tax-Exempt Fund
Page 6


2.  Cumulative Total Returns for the Periods Ended 09/30/95 (Continued):

Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 3.00% for the inception year:

    One Year                             Inception

    $1,044.67 - $1,000                   $1,059.94 - $1,000
    ------------------  =  4.47%         ------------------  =  5.99%
          $1,000                              $1,000


Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 1.00%:

    Inception

    $1,003.02 - $1,000
    ------------------  =  0.30%
          $1,000


Examples at NAV:

Class A Shares

    One Year                             Five Year

    $1,102.93 - $1,000                   $1,489.21 - $1,000
    ------------------  = 10.29%         ------------------  = 48.92%
          $1,000                               $1,000

    Inception

    $1,842.53 - $1,000
    ------------------  = 84.25%
          $1,000

Class B Shares

    One Year                             Inception

    $1,094.68 - $1,000                   $1,089.14 - $1,000
    ------------------  =  9.47%         ------------------  =  8.91%
          $1,000                                $1,000


Class C Shares

    Inception

    $1,013.02 - $1,000
    ------------------  =  1.30%
          $1,000




Oppenheimer Insured Tax-Exempt Fund
Page 7



3.  Standardized Yield for the 30-Day Period Ended 09/30/95:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                             a - b          6
               Yield =  2 { (--------  +  1 )  -  1 }
                            cd or ce

       The symbols above represent the following factors:

         a = Dividends and interest earned during the 30-day period.
         b = Expenses accrued for the period (net of any expense
              reimbursements).
         c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends. d = The Fund's maximum offering price (including sales charge)
              per share on the last day of the period.
         e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.


Class A Shares

Example, assuming a maximum sales charge of 4.75%:

             $351,836.73 - $55,626.69     6
          2{(------------------------ +  1)  - 1}  = 4.46%
               4,545,516  x  $17.70



Class B Shares

Example at NAV:

             $ 59,809.06 - $17,818.20      6
          2{(------------------------  +  1)  - 1}  = 3.90%
                 772,350  x  $16.87



Class C Shares

Example at NAV:

             $      4.49 - $     0.87      6
          2{(------------------------  +  1)  - 1}  = 4.34%
                      60  x  $16.86




Oppenheimer Insured Tax-Exempt Fund
Page 8



4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 09/30/95:

    The Fund's dividend yields are calculated using the following formula:

            Dividend Yield   =  { (a / 30) x 365 } / b or c

    The symbols above represent the following factors:

       a = The accrual dividend earned during the period.
       b = The Fund's maximum offering price (including sales charge)
           per share on the last day of the period.
       c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.


Examples:


Class A Shares

  Dividend Yield
  at Maximum Offering              $.0735012/30 x 365
                                   ------------------  =  5.05%
                                          $17.70


  Dividend Yield
  at Net Asset Value               $.0735012/30 x 365
                                   ------------------  =  5.30%
                                          $16.86



Class B Shares

  Dividend Yield
  at Net Asset Value               $.0628252/30 x 365
                                   ------------------  =  4.53%
                                          $16.87



Class C Shares

  Dividend Yield
  at Net Asset Value               $.0689939/30 x 365
                                   ------------------  =  4.98%
                                          $16.86



Oppenheimer Insured Tax-Exempt Fund
Page 9



4.     TAX-EQUIVALENT YIELDS FOR THE 30-DAY PERIOD ENDED 09/30/95:

   The Fund's tax-equivalent yields are calculated using the following formula:

            a
         -----  +  b  =  Tax-Equivalent Yield
         1 - c

   The symbols above represent the following factors:

   a = 30-day SEC yield of tax-exempt security positions in the portfolio. b = 30-day SEC yield of taxable security positions in the portfolio.
   c = Stated tax rate (e.g., federal income tax rate for an individual in the 39.6% federal tax bracket filing singly).


Examples:

  Class A Shares

                          .0446
                       -----------  +  0  = 7.38%
                       1  -  .3960


  Class B Shares

                          .0390
                       -----------  +  0  = 6.46%
                       1  -  .3960


  Class C Shares

                          .0434
                       -----------  +  0  = 7.19%
                       1  -  .3960